Exhibit 4.1b

                  SOUTHEASTERN EMPLOYEE BENEFIT SERVICES, INC.
                          NONSTANDARDIZED 401(K) PLAN

By executing this 401(k) plan Adoption Agreement (the "Agreement") under the SouthEastern Employee Benefit Services, Inc. Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document # (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section
22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.   Employer Information

     a.   Name and  address of Employer  executing  the  Signature  Page of this
          Agreement: The Peoples Bank & Trust Company, 209 Troy Street Tupelo, Mississippi 38804

     b.   Employer Identification Number (EIN) for the Employer: 64-0220550

     c.   Business entity of Employer (optional):

          [X] (1) C-Corporation                 [ ] (2) S-Corporation
          [ ] (3) Limited Liability Corporation [ ] (4) Sole Proprietorship
          [ ] (5) Partnership                   [ ] (6) Limited Liability
                                                        Partnership
          [ ] (7) Government                    [ ] (8) Other

     d.   Last day of Employer's taxable year (optional): December 31

     e.   Does the Employer  have any Related  Employers  (as defined in Section
          22.164 of the BPD)?

          [X] (1) Yes                           [ ] (2) No

     f.   If e. is yes, list the Related Employers (optional):

          The People's Holding Company 64-0676974

          [Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code Section 410(b). See Section 1.3 of the BPD.]

2.   Plan Information

     a.   Name of Plan: The Peoples Bank & Trust Company 401(k) Plan

     b. Plan number (as identified on the Form 5500 series filing for the Plan): 004

     c.   Trust identification number (optional):

     d. Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

          [X] (1) The calendar year.
          [ ] (2) The 12-consecutive month period ending ____.
          [ ] (3) The Plan has a Short Plan Year beginning ____ and ending ____.

3.   Types of Contributions

     The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

[X]  a.   Section 401(k) Deferrals (see Part 4A).

[X]  b.   Employer Matching Contributions (see Part 4B).

[X]  c.   Employer Nonelective Contributions (see Part 4C).

[ ]  d.   Employee After-Tax Contributions (see Part 4D).

[ ]  e.   Safe Harbor Matching Contributions (see Part 4E, #27).

[ ]  f.   Safe Harbor Nonelective Contributions (see Part 4E, #28).

[ ]  g.   None. This Plan is a frozen Plan effective _______ (see Section 2.1(d)
          of the BPD).

                        Part 1 - Eligibility Conditions

                           (See Article 1 of the BPD)

4. Excluded Employees. [Check a. or any combination of b. - f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    No excluded categories of Employees.

     b.     [X]         [X]        [X]    Union Employees  (see  Section  22.202
                                          of the BPD).

     c.     [X]         [X]        [X]    Nonresident Alien Employees (see
                                          Section 22.124 of the BPD).

     d.     [X]         [X]        [X]    Leased Employees  (see Section  1.2(b)
                                          of the BPD).

     e.     [ ]         [ ]        [ ]    Highly Compensated Employees  (see
                                          Section 22.99 of the BPD).

     f.     [ ]         [ ]        [ ]    (Describe Excluded Employees):_______
                                          _____________________________________

5. Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See
     Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    None (conditions are met on Employment
                                          Commencement Date).

     b.     [X]         [X]        [X]    Age 21 (cannot exceed age 21).

     c.     [X]         [X]        [X]    One Year of Service.

     d.     [ ]         [ ]        [ ]    ____ consecutive months (not more than
                                          12)during which the Employee completes
                                          at least ____ Hours of Service (cannot
                                          exceed 1,000). If an Employee does not
                                          satisfy this  requirement in the first
                                          designated  period of months following
                                          his/her  Employment Commencement Date,
                                          such   Employee   will  be  deemed  to
                                          satisfy this condition upon completing
                                          a  Year  of  Service  (as  defined  in
                                          Section 1.4(b) of the BPD).

     e.     N/A         [ ]        [ ]    Two  Years  of  Service.    [Full  and
                                          immediate  vesting  must  be  selected
                                          under Part 6 of this Agreement.]

     f.     [ ]         [ ]        [ ]    (Describe eligibility conditions):___
                                          _____________________________________

                                          [Note:  Any conditions  provided under
                                          f.  must  be  described  in  a  manner
                                          that precludes Employer discretion and
                                          must  satisfy  the   nondiscrimination
                                          requirements of Section 1.401(a)(4) of
                                          the regulations, and may not cause the
                                          Plan to violate the provisions of Code
                                          Section 410(a).]

[ ] 6. Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note:
     If this #6 is checked, also check a. or b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

[ ]   a.  The Effective Date of this Plan.

[ ]   b.  (Identify date)_________________________________________________

     [Note: Any date specified under b. may not cause the Plan to violate the provisions of Code Section 410(a). See Section 1.4 of the BPD.]

                     Part 2 - Commencement of Participation

                          (See Section 1.5 of the BPD)

7. Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    The  next  following  Entry  Date  (as
                                          defined in #8 below).

     b.     [X]         [X]        [X]    The Entry Date(as defined in #8 below)
                                          coinciding  with or next following the
                                          completion  of  the  age  and  service
                                          conditions.

     c.     N/A         [ ]        [ ]    The nearest Entry Date  (as defined in
                                          #8 below).

     d.     N/A         [ ]        [ ]    The preceding  Entry  Date (as defined
                                          in #8 below).

     e.     [ ]         [ ]        [ ]    The   date   the   age   and   service
                                          conditions are satisfied.  [Also check
                                          #8.e.  below  for  the  same  type  of
                                          contribution(s) checked here.]

8. Definition of Entry Date. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    The first day of the Plan Year and the
                                          first  day  of  7th  month of the Plan
                                          Year.

     b.     [X]         [X]        [X]    The  first  day of each quarter of the
                                          Plan Year.

     c.     [ ]         [ ]        [ ]    The  first  day  of  each month of the
                                          Plan Year.

     d.     [ ]         [ ]        [ ]    The first day of the  Plan  Year.  [If
                                          #7.a. or  #7.b.  above  is checked for
                                          the   same  type  of  contribution  as
                                          checked here,  see the restrictions in
                                          Section 1.5(b) of the BPD.]

     e.     [ ]         [ ]        [ ]    The date the conditions in Part 1, #5.
                                          above are satisfied.   [This e. should
                                          be  checked  for a  particular type of
                                          contribution  only  if  #7.e. above is
                                          also  checked   for   that   type   of
                                          contribution.]

     f.     [ ]         [ ]        [ ]    (Describe Entry Date)________________

                                          [Note: Any Entry Date designated in f.
                                          must  comply  with the requirements of
                                          Code Section 410(a)(4)and must satisfy
                                          the   nondiscrimination   requirements
                                          under  Section  1.401 (a) (4)  of  the
                                          regulations. See Section 1.5(a) of the
                                          BPD.].

                       Part 3 - Compensation Definitions

                  (See Sections 22.102 and 22.197 of the BPD)

9.   Definition of Total Compensation:

     [ ] a. W-2 Wages.

     [X] b. Withholding Wages.

     [ ] c. Code Section 415 Safe Harbor Compensation.

     [Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD, for pre-tax contributions to a cafeteria plan or a Code Section 457 plan, and for qualified transportation fringes under Code Section 132(f)(4). See Section 22.197 of the BPD.]

10. Definition of Included Compensation for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    Total Compensation,  as  defined in #9
                                          above.

     b.     [X]         [X]        [X]    Total Compensation,  as  defined in #9
                                          above,  with the following exclusions:

     c.     N/A         [ ]        [ ]       Elective Deferrals, pre-tax contri-
                                             butions  to  a  cafeteria plan or a
                                             Code   Section   457   plan,    and
                                             qualified  transportation   fringes
                                             under  Code  Section 132(f)(4)  are
                                             excluded.   See  Section 22.102  of
                                             the BPD.

     d.     [X]         [X]        [X]       Fringe benefits, expense reimburse-
                                             ments,  deferred compensation,  and
                                             welfare benefits are excluded.

     e.     [ ]         [ ]        [ ]       Compensation  above  $ _________ is
                                             excluded.

     f.     [ ]         [ ]        [ ]       Bonuses are excluded.

     g.     [ ]         [ ]        [ ]       Commissions are excluded.

     h.     [ ]         [ ]        [ ]       Overtime is excluded.

     i.     [ ]         [ ]        [ ]       Amounts paid for services performed
                                             for  a  Related  Employer that does
                                             not execute the Co-Sponsor Adoption
                                             Page   under  this   Agreement  are
                                             excluded.

     j.     [X]         [X]        [X]       (Describe modifications to Included
                                             Compensation):  Income attributable
                                             to  stock options and other equity-
                                             based compensation.

     [Note: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C, #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

[ ] 11. Special rules.

[ ]  a.   Highly  Compensated  Employees  only. For all purposes under the Plan, the modifications to Included Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

[ ]  b.   Measurement period (see the operating rules under Section 2.2(c)(3) of
          the  BPD).  Instead  of  the  Plan  Year,  Included   Compensation  is
          determined on the basis of the period elected under (1)or(2) below.

     [ ]  (1)  The calendar year ending in the Plan Year.

     [ ]  (2)  The 12-month period ending on ________ which ends during the Plan
               Year.

               [Note: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See
               Part  4  for  the   ability   to  use   partial   year   Included
               Compensation.]

               [Practitioner Tip: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code Section 415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.].

                       Part 4A - Section 401(k) Deferrals

                        (See Section 2.3(a) of the BPD)

[X] Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[X] 12. Section 401(k) Deferral limit. 100 % of Included Compensation.  [If this
     #12 is not checked,  the Code Section 402(g)  deferral limit  described  in
     Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply.]

[X]  a.   Applicable  period.  The  limitation  selected  under #12 applies with respect to Included Compensation earned during:

     [ ]  (1)  the Plan Year.

     [X]  (2)  the  portion  of  the  Plan  Year  in  which  the  Employee is an
                    Eligible Participant.

     [ ] (3) each separate payroll period during which the Employee is an Eligible Participant.

               [Note: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ]  b.   Limit applicable only to Highly Compensated Employees.  [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

     [ ]  (1)  The  limitation   selected  under  #12  applies  only  to  Highly
               Compensated Employees.

     [ ]  (2)  The  limitation  selected  under #12  applies  only to  Nonhighly
               Compensated Employees. Highly Compensated Employees may defer up to ______% of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

[ ] 13. Minimum deferral rate: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

[ ]  a.   ____% of Included Compensation for a payroll period.

[ ]  b.   $____ for a payroll period.

[ ] 14. Automatic deferral  election.   (See  Section  2.3(a)(2) of the BPD.) An
     Eligible Participant will automatically defer % of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after . This automatic deferral election will apply to:

[ ]  a.   all Eligible Participants.

[ ]  b.   only those Employees who become Eligible Participants on or after  the following date: _______________________________________________

[ ] 15. Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:______________________________

                   Part 4B - Employer Matching Contributions

                    (See Sections 2.3(b) and (c) of the BPD)

[X] Check this selection and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as "applicable contributions"). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a "regular" Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the "regular" Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any "regular" Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary "regular" Employer Matching Contributions may not exceed 4% of Included Compensation.]

16. Employer Matching Contribution formula(s): [See the operating rules under #17 below.]

            (1)         (2)
      Section 401(k) Employee
        Deferrals    After-Tax

     a.     [X]         [ ]     Fixed  matching  contribution.   100 %  of  each
                                Eligible Participant's applicable contributions.
                                The Employer Matching Contribution does not apply to applicable contributions that exceed:

                                [X] (a) 4 % of Included Compensation.

                                [ ] (b) $_______.

                                [Note: If neither (a) nor (b) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

     b.     [ ]         [ ]     Discretionary matching contribution.   A uniform
                                percentage,  as  determined  by   the  Employer,
                                of  each   Eligible   Participant's   applicable
                                contributions.

                                [ ] (a) The   Employer   Matching   Contribution
                                        allocated  to  any  Eligible Participant
                                        may  not  exceed  ______%  of   Included
                                        Compensation.

                                [ ] (b) The Employer Matching Contribution  will
                                        apply only to a Participant's applicable contributions that do not exceed:

                                        [ ] 1. ____% of Included Compensation.

                                        [ ] 2. $____.

                                        [ ] 3. a  dollar amount or percentage of
                                               Included   Compensation  that  is
                                               uniformly   determined   by   the
                                               Employer    for    all   Eligible
                                               Participants.

                                        [Note: If none of the selections 1. - 3.
                                        is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

     c.     [ ]         [ ]     Tiered   matching   contribution.    A   uniform
                                percentage  of  each   tier  of   each  Eligible
                                Participant's      applicable     contributions,
                                determined as follows:

                                Tiers of contributions     Matching percentage
                                   (indicate $ or %)

                                (a) First ____________     (b) ____________
                                (c) Next  ____________     (d) ____________
                                (e) Next  ____________     (f) ____________
                                (g) Next  ____________     (h) ____________

                                [Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.].

     d.     [ ]         [ ]     Discretionary tiered matching contribution.  The
                                Employer will determine a matching percentage for each tier of each Eligible Participant's applicable contributions. Tiers are determined in increments of:

                                        Tiers of contributions
                                           (indicate $ or %)

                                        (a) First_____________
                                        (b) Next _____________
                                        (c) Next _____________
                                        (d) Next _____________

                                        [Note:Fill in only percentages or dollar
                                        amounts,  but not both.   If percentages
                                        are  used,   each  tier  represents  the
                                        amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.]

     e.     [ ]         [ ]     Year of Service matching contribution. A uniform
                                percentage   of   each   Eligible  Participant's
                                applicable  contributions   based  on  Years  of
                                Service   with   the  Employer,   determined  as
                                follows:

                                Years of Service           Matching Percentage
                                (a)____________            (b)____________ %
                                (c)____________            (d)____________ %
                                (e)____________            (f)____________ %

                                [ ]  1. In applying the Year of Service matching
                                        contribution formula, a Year of Service is:[If not checked, a Year of Service is 1,000 Hours of Service during the Plan Year.]

                                        [ ] a.   as  defined  for   purposes  of
                                                 eligibility under Part 7.

                                        [ ] b.   as  defined  for   purposes  of
                                                 vesting under Part 7.

                                [ ]  2. Special  limits  on  Employer   Matching
                                        Contributions under the Year of Service formula:

                                        [ ] a.   The      Employer      Matching
                                                 Contribution  allocated  to any
                                                 Eligible  Participant  may  not
                                                 exceed   _____ %  of   Included
                                                 Compensation.

                                        [ ] b.   The      Employer      Matching
                                                 Contribution will apply only to
                                                 a   Participant's    applicable
                                                 contributions   that   do   not
                                                 exceed:

                                                 [ ] (1) _____ %   of   Included
                                                      Compensation.

                                                 [ ] (2) $_____ .

     f.     [ ]         [ ]     Net Profits. Any Employer Matching Contributions
                                made in accordance with the elections under this #16 are limited to Net Profits. [If this f. is checked, also select (a) or (b) below.]

                                [ ] (a) Default definition of Net Profits.   For
                                        purposes   of   this  selection e.,  Net
                                        Profits is  defined  in  accordance with
                                        Section 2.2(a)(2) of the BPD.

                                [ ] (b) Modified definition of Net Profits.  For
                                        purposes   of   this  selection f.,  Net
                                        Profits is defined as follows:_________

                                        [Note:   Any  definition  of Net Profits
                                        under  this  (b)  must be described in a
                                        manner     that    precludes    Employer
                                        discretion   and   must   satisfy    the
                                        nondiscrimination     requirements    of
                                        Section  1.401(a)(4) of  the regulations
                                        and   must   apply   uniformly   to  all
                                        Participants.].

17.  Operating rules for applying the matching contribution formulas:

     a. Applicable contributions taken into account: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

     [X]  (1)  Plan Year.            [ ]  (2)  Plan Year quarter.
     [ ]  (3)  calendar month.       [ ]  (4)  payroll period.

          [Note: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

     b. Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

     [ ] (1) the entire period, including the portion of the period during which the Employee is not an Eligible Participant.

     [X]  (2)  the portion of the period in which the  Employee  is  an Eligible
               Participant.

     [ ] (3) the portion of the period during which the Employee's election to make the applicable contributions is in effect.

[X] 18. Qualified Matching Contributions (QMACs): [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

[ ]  a.   All Employer Matching Contributions are designated as QMACs.

[ ]  b.   Only Employer Matching Contributions described in  selection(s)  under
          #16 above are designated as QMACs.

[X]  c.   In addition to any Employer Matching  Contribution  provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

     [X]  (1)  Eligible Participants who are Nonhighly Compensated Employees.

     [ ]  (2)  all Eligible Participants.

19. Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution: [Check a. or
     b. or any  combination  of c. - f. Selection e. may not be checked if b. or
     d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

[ ]  a.   None.

[ ]  b.   Safe harbor allocation condition.  An Employee must be employed by the
          Employer on the last day of the Plan Year OR must have more than (not more than 500) Hours of Service for the Plan Year.

[X]  c.   Last day of  employment  condition.  An Employee must be employed with the Employer on the last day of the Plan Year.

[X]  d.   Hours of Service condition. An Employee must be credited with at least
          1,000 Hours of Service (may not exceed 1,000) during the Plan Year.

[ ]  e.   Elapsed Time Method. (See Section 2.6(d) of the BPD.)

     [ ] (1) Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than (not more than 91) consecutive days of employment with the Employer during the Plan Year.

     [ ] (2) Service condition. An Employee must have more than (not more than 182) consecutive days of employment with the Employer during the Plan Year.

[ ]  f.   Distribution   restriction.   An  Employee   must  not  have  taken  a
          distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

[ ]  g.   Application  to  a  specified   period.  In  applying  the  allocation
          condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #17.a. above.
          Selection (1) or (2) must be selected only if d. above is also checked.]

     [ ]  (1)  Fractional method (see Section 2.6(e)(2)(i) of the BPD).

     [ ]  (2)  Period-by-period  method (see Section  2.6(e)(2)(ii) of the BPD).

          [Practitioner Note: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

[X]  h.   The above allocation condition(s) will not apply if:

    [X]   (1)  the Participant dies during the Plan Year.

    [X]   (2)  the Participant is Disabled.

    [X]   (3)  the Participant, by the end of the Plan Year, has reached:

          [X]  (a) Normal Retirement Age.

          [X]  (b) Early Retirement Age.

                  Part 4C - Employer Nonelective Contributions

                    (See Sections 2.3(d) and (e) of the BPD)

[X]  Check  this  selection  and  complete  this Part 4C to allow  for  Employer
     Nonelective Contributions. [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

[X] 20. Employer Nonelective Contribution (other than QNECs):

[X]  a.   Discretionary. Discretionary with the Employer.

[ ]  b.   Fixed  uniform  percentage.  ______ % of each  Eligible  Participant's
          Included Compensation.

[ ]  c.   Uniform dollar amount.

     [ ]  (1)  A  uniform   discretionary   dollar   amount  for  each  Eligible
               Participant.

     [ ]  (2)  $______ for each Eligible Participant.

[ ]  d.   Davis-Bacon  Contribution  Formula.  (See Section 2.2(a)(1) of the BPD
          for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant's Davis-Bacon Act Service based on the hourly contribution rate for the Participant's employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

     [ ] (1) The contributions under the Davis-Bacon Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or (b). If this (1) is not checked, contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan.]

          [ ]  (a) Employer Nonelective Contributions

          [ ]  (b) Employer Matching Contributions

     [ ] (2) The default provisions under Section 2.2(a)(1) are modified as follows:

               [Note: Any modification to the default provisions under (2) must satisfy the nondiscrimination requirements under Section 1.401(a)(4) of the regulations. Any modification under (2) will not allow the offset of any contributions to any other Plan.]

[ ]  e.   Net  Profits.  Check  this e. if the  contribution  selected  above is limited to Net Profits. [If this e. is checked, also select (1) or (2) below.]

     [ ]  (1)  Default   definition  of  Net  Profits.   For  purposes  of  this
               subsection e., Net Profits is defined in accordance  with Section
               2.2(a)(2) of the BPD.

     [ ]  (2)  Modified  definition  of  Net  Profits.   For  purposes  of  this
               subsection e., Net Profits is defined as follows:__________

               [Note: Any definition of Net Profits under this (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of Section 1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

[X] 21. Allocation formula for Employer  Nonelective  Contributions (other than
     QNECs): (See Section 2.3(d) of the BPD.)

[X]  a.   Pro  Rata  Allocation   Method.   The  allocation  for  each  Eligible
          Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if #20.c. is selected above).

[ ]  b.   Permitted   Disparity   Method.   The  allocation  for  each  Eligible
          Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

     [ ]  (1)  Two-Step Formula.

     [ ]  (2)  Four-Step Formula.

[ ]  c.   Uniform   points   allocation.   The   allocation  for  each  Eligible
          Participant is determined based on the Eligible Participant's points. Each Eligible Participant's allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive:
          [Check (1) and/or (2). Selection (3) may be checked in addition to (1) and (2). Selection #20.a. above also must be checked.]

     [ ] (1) ____ points for each ____ year(s) of age (attained as of the end of the Plan Year).

     [ ] (2) ____ points for each ____ Year(s) of Service, determined as follows: [Check (a) or (b). Selection (c) may be checked in addition to (a) or (b).]

          [ ]  (a)  In the same manner as determined for eligibility.

          [ ]  (b)  In the same manner as determined for vesting.

          [ ] (c) Points will not be provided with respect to Years of Service in excess of _____ .

     [ ]  (3)  ____  points  for each  $____  (not to exceed  $200) of  Included
               Compensation.

[ ]  d.   Allocation  based on service.  The Employer  Nonelective  Contribution will be allocated to each Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c). Selection (3) may be checked in addition to (1) or (2).]

     [ ]  (1)  a uniform dollar amount       [ ] (2) a uniform percentage of
                                                     Included Compensation
               for the following periods of service:

          [ ]  (a)  Each Hour of Service.

          [ ]  (b)  Each week of employment.

          [ ]  (c)  (Describe  period)____________________________________

     [ ] (3) The contribution is subject to the following minimum and/or maximum benefit limitations:______________

          [Practitioner  Note: If #20.b. or #20.c. is checked,  the selection in
          (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under
          (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

[ ]  e.   Top-heavy  minimum  contribution.   In  applying  the  Top-Heavy  Plan
          requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [Note: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(a) of the BPD.]

[X] 22. Qualified   Nonelective  Contribution  (QNEC).  The Employer may make a discretionary  QNEC that is allocated  under the following  method.  [Note:
     Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

[ ]  a.   Pro Rata Allocation  Method.  (See Section  2.3(e)(1) of the BPD.) The
          QNEC  will  be   allocated  as  a  uniform   percentage   of  Included
          Compensation to:

     [ ]  (1)  all  Eligible   Participants   who  are   Nonhighly   Compensated
               Employees.

     [ ]  (2)  all Eligible Participants.

[X]  b.   Bottom-up  QNEC  method.  The  QNEC  will  be  allocated  to  Eligible
          Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

[ ]  c.   Application  of allocation  conditions.  If this c. is checked,  QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.].

23.  Operating   rules   for   determining   amount  of   Employer   Nonelective
     Contributions.

     a.   Special rules regarding Included Compensation.

          (1) Applicable period for determining Included Compensation. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

               [X] (a) Plan Year.        [ ] (b) Plan Year quarter.
               [ ] (c) calendar month.   [ ] (d) payroll period.

               [Note: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

     [ ] (2) Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

[ ]  b.   Special rules for applying the Permitted  Disparity Method.  [Complete this b. only if #21.b. above is also checked.]

     [ ] (1) Application of Four-Step Formula for Top-Heavy Plans. If this (1) is checked, the Four-Step Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

     [ ] (2) Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds: [If this selection
               (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

          [ ]  (a)  ____% (may not exceed 100%) of the Taxable Wage Base.

               [ ]  1.   The amount determined under (a) is not rounded.

               [ ]  2.   The amount  determined  under (a) is  rounded  (but not
                         above the Taxable Wage Base) to the next higher:

                         [ ] a. $1.
                         [ ] b. $100.
                         [ ] c. $1,000.

          [ ]  (b)  _____________________(may not exceed the Taxable Wage Base).

               [Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or
               (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24. Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective Contribution: [Check a. or b. or any combination of c. - e. Selection e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

[ ]  a.   None.

[ ]  b.   Safe harbor allocation condition.  An Employee must be employed by the
          Employer on the last day of the Plan Year OR must have more than ____ (not more than 500) Hours of Service for the Plan Year.

[X]  c.   Last day of  employment  condition.  An Employee must be employed with the Employer on the last day of the Plan Year.

[X]  d.   Hours of Service condition. An Employee must be credited with at least
          1,000 Hours of Service (may not exceed 1,000) during the Plan Year.

[ ]  e.   Elapsed Time Method. (See Section 2.6(d) of the BPD.)

     [ ] (1) Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ____(not more than 91) consecutive days of employment with the Employer during the Plan Year.

     [ ] (2) Service condition. An Employee must have more than _____(not more than 182) consecutive days of employment with the Employer during the Plan Year.

[ ]  f.   Application  to  a  specified   period.  In  applying  the  allocation
          condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d. above is also checked.]

     [ ]  (1)  Fractional method (see Section 2.6(e)(2)(i) of the BPD).

     [ ]  (2)  Period-by-period method (see Section 2.6(e)(2)(ii) of the BPD).

          [Practitioner Note: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]


[X]  g.   The above allocation condition(s) will not apply if:

     [X]  (1)  the Participant dies during the Plan Year.

     [X]  (2)  the Participant is Disabled.

     [X]  (3)  the Participant, by the end of the Plan Year, has reached:

          [X]  (a) Normal Retirement Age.

          [X] (b) Early Retirement Age.

                   Part 4D - Employee After-Tax Contributions

                          (See Section 3.1 of the BPD)

[ ] Check this selection to allow for Employee After-Tax Contributions. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [Note: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under "Section 401(k) Deferrals."]

[ ] 25. Maximum. % of Included Compensation for:

[ ]  a.   the entire Plan Year.

[ ]  b.   the portion of the Plan Year during  which the Employee is an Eligible
          Participant.

[ ]  c.   each separate  payroll period during which the Employee is an Eligible
          Participant.

     [Note: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ] 26. Minimum. For any payroll period, no less than:

[ ]  a.   _____% of Included Compensation.

[ ]  b.   $_____.

                   Part 4E - Safe Harbor 401(k) Plan Election

                         (See Section 17.6 of the BPD)

[ ] Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

[ ] 27.  Safe Harbor Matching Contribution: The  Employer  will make an Employer
     Matching Contribution with respect to an Eligible Participant's Section 401(k) Deferrals and/or Employee After-Tax Contributions ("applicable contributions") under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

[ ]  a.   Basic formula: 100% of applicable  contributions up to the first 3% of
          Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

[ ]  b.   Enhanced formula:

     [ ]  (1)  _____% (not less than  100%) of  applicable  contributions  up to
               _____% of Included Compensation (not less than 4% and not more than 6%).

     [ ] (2) The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

          [ ]  (a)  _____% of  applicable  contributions  up to  the  first  (b)
                    _____% of Included Compensation, plus

          [ ]  (c)  _____% of  applicable  contributions  up  to  the  next  (d)
                    _____% of Included Compensation.

          [Note: The percentage in (c) may not be greater than the percentage in
          (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

     c. Applicable contributions taken into account: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

          [ ] (1) Plan Year.        [ ] (2) Plan Year quarter.
          [ ] (3) calendar month.   [ ] (4) payroll period.

          [Note: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ]  d.   Definition  of  applicable  contributions.  Check  this d. if the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.

[ ] 28. Safe Harbor Nonelective Contribution:____% (no less than 3%) of Included
     Compensation.

[ ]  a.   Check  this  selection  if the  Employer  will make  this Safe  Harbor
          Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

[ ]  b.   Check this  selection to provide the Employer  with the  discretion to increase the above percentage to a higher percentage.

[ ]  c.   Check this selection if the Safe Harbor Nonelective  Contribution will be made under another plan maintained by the Employer and identify the plan:________________________________________________________________

[ ]  d.   Check this d. if the Safe Harbor Nonelective  Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

[ ] 29. Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

30. Eligible Participant. For purposes of the Safe Harbor Contributions elected above, "Eligible Participant" means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

[ ]  a.   All  Eligible   Participants   (as   determined   for  Section  401(k)
          Deferrals).

[ ]  b.   All Nonhighly  Compensated Employees who are Eligible Participants (as
          determined for Section 401(k) Deferrals).

[ ]  c.   All Nonhighly  Compensated Employees who are Eligible Participants (as
          determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

[ ]  d.   Check  this d. if the  selection  under a.,  b. or c., as  applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for
          Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(1) of the BPD.)

                    Part 4F - Special 401(k) Plan Elections

                          (See Article 17 of the BPD)

31. ADP/ACP testing method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

[ ]  a.   Prior Year Testing Method.

[X]  b.   Current Year Testing Method.

     [Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

[ ] 32. First Plan Year for Section 401(k) Deferrals.(See Section 17.2(b) of the
     BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

[ ]  a.   the Prior Year Testing Method,  assuming a 3% deferral  percentage for the Nonhighly Compensated Employee Group.

[ ]  b.   the Current Year Testing Method using the actual deferral  percentages of the Nonhighly Compensated Employee Group.

[ ] 33. First Plan Year for Employer  Matching Contributions or Employee  After-
     Tax Contributions. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax
     Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

[ ]  a.   the Prior Year Testing Method,  assuming a 3% contribution  percentage for the Nonhighly Compensated Employee Group.

[ ]  b.   the  Current  Year  Testing  Method  using  the  actual   contribution
          percentages of the Nonhighly Compensated Employee Group.

                            Part 5 - Retirement Ages

                   (See Sections 22.57 and 22.126 of the BPD)

34.  Normal Retirement Age:

[X]  a.   Age 65 (not to exceed 65).

[ ]  b.   The later of (1) age _____(not to exceed 65) or  (2) the _____ (not to
          exceed  5th)   anniversary   of   the  date  the  Employee   commenced
          participation in the Plan.

[ ]  c.   __________(may not be later than the maximum age permitted under b.)

35.  Early Retirement Age: [Check a. or check b. and/or c.]

[ ]  a.   Not applicable.

[X]  b.   Age 55 .

[X]  c.   Completion of 10 Years of Service, determined as follows:

     [ ]  (1)  Same as for eligibility.

     [X]  (2)  Same as for vesting.

                             Part 6 - Vesting Rules

                           (See Article 4 of the BPD)

     Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36. Normal vesting schedule: [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

            (1)         (2)
          Employer   Employer
           Match    Nonelective

     a.     [ ]         [ ]     Full and immediate vesting.
     b.     [ ]         [ ]     7-year graded vesting schedule.
     c.     [X]         [X]     6-year graded vesting schedule.
     d.     [ ]         [ ]     5-year cliff vesting schedule.
     e.     [ ]         [ ]     3-year cliff vesting schedule.
     f.     [ ]         [ ]     Modified vesting schedule:
                                (1)_______% after 1 Year of Service
                                (2)_______% after 2 Years of Service
                                (3)_______% after 3 Years of Service
                                (4)_______% after 4 Years of Service
                                (5)_______% after 5 Years of Service
                                (6)_______% after 6 Years of Service, and
                                (7) 100% after 7 Years of Service.

                                [Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

37. Vesting schedule when Plan is top-heavy: [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

            (1)         (2)
          Employer   Employer
           Match    Nonelective

     a.     [ ]         [ ]     Full and immediate vesting.
     b.     [X]         [X]     6-year graded vesting schedule.
     c.     [ ]         [ ]     3-year cliff vesting schedule.
     d.     [ ]         [ ]     Modified vesting schedule:
                                (1)_______% after 1 Year of Service
                                (2)_______% after 2 Years of Service
                                (3)_______% after 3 Years of Service
                                (4)_______% after 4 Years of Service
                                (5)_______% after 5 Years of Service, and
                                (6) 100% after 6 Years of Service.

                                [Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

[X] 38. Service excluded under the above vesting schedule(s):

[ ]  a.   Service before the original  Effective Date of this Plan. (See Section
          4.5(b)(1)  of  the  BPD  for  rules  that  require   service  under  a
          Predecessor Plan to be counted.)

[X]  b.   Years of Service completed before the Employee's 18th birthday (cannot exceed the 18th birthday).

[X] 39. Special 100% vesting. An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:

[X]  a.   dies.

[X]  b.   becomes Disabled (as defined in Section 22.53 of the BPD).

[X]  c.   reaches Early Retirement Age (as defined in Part 5, #35 above).

[ ] 40. Special vesting provisions:____________________________________________

     [Note: Any special vesting provision designated in #40 must satisfy the requirements of Code Section 411(a) and must satisfy the nondiscrimination requirements under Section 1.401(a)(4) of the regulations.]

                    Part 7 - Special Service Crediting Rules

                           (See Article 6 of the BPD)

If no minimum service requirement applies under Part 1, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.

* Year of Service - Eligibility. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

* Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

* Year of Service - Vesting. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

*    Vesting Computation Period. The Plan Year. [To modify, complete #44 below.]

* Break in Service Rules. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

[ ] 41. Alternative definition of Year of Service for eligibility.

[ ]  a.   A  Year  of  Service  is ____  Hours of Service (may not exceed 1,000)
          during an Eligibility Computation Period.

[ ]  b.   Use the  Equivalency  Method (as defined in Section 6.5(a) of the BPD)
          to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

     [ ]  (1)  All Employees.

     [ ]  (2)  Employees  who  are not  paid  on an  hourly  basis.  For  hourly
               Employees, the Actual Hours Method will be used.

[ ]  c.   Use the Elapsed Time Method instead of counting Hours of Service. (See
          Section 6.5(b) of the BPD.)

[ ] 42. Alternative method for determining Eligibility Computation Periods. (See
     Section 1.4(c) of the BPD.)

[ ]  a.   One Year of Service eligibility.  Eligibility  Computation Periods are
          determined   using  the   Anniversary   Year  Method  instead  of  the
          Shift-to-Plan-Year Method.

[ ]  b.   Two Years of Service eligibility.  Eligibility Computation Periods are
          determined  using  the   Shift-to-Plan-Year   Method  instead  of  the
          Anniversary Year Method.

[ ] 43. Alternative definition of Year of Service for vesting.

[ ]  a.   A Year of Service  is _____ Hours of  Service  (may not exceed  1,000)
          during a Vesting Computation Period.

[ ]  b.   Use the  Equivalency  Method (as defined in Section 6.5(a) of the BPD)
          to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

     [ ]  (1)  All Employees.

     [ ]  (2)  Employees  who  are not  paid  on an  hourly  basis.  For  hourly
               Employees, the Actual Hours Method will be used.

[ ]  c.   Use the Elapsed Time Method instead of counting Hours of Service. (See
          Section 6.5(b) of the BPD.)

[ ] 44. Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use:

[ ]  a.   Anniversary Years. (See Section 4.4 of the BPD.)

[ ]  b.   (Describe Vesting Computation Period):_______________________________

     [Practitioner  Note: Any Vesting Computation Period described in b. must be
     a   12-consecutive   month   period  and  must  apply   uniformly   to  all
     Participants.]

[ ] 45. Break in Service rules.

[ ]  a.   The Rule of Parity  Break in Service  rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

[ ]  b.   One-year holdout Break in Service rule.

     [ ]  (1)  Applies to determine eligibility for: [Check one or both.]

          [ ]  (a)  Employer    Contributions   (other   than   Section   401(k)
                    Deferrals).

          [ ]  (b)  Section 401(k) Deferrals. (See Section 1.6(c) of the BPD.)

     [ ]  (2)  Applies to determine vesting. (See Section 4.6(a) of the BPD.)

[ ] 46. Special rules for applying Equivalency Method. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

[ ]  a.   Alternative method.  Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

     [ ]  (1)  Daily  method.  Each  Employee  will be credited with 10 Hours of
               Service for each day worked.

     [ ]  (2)  Weekly  method.  Each  Employee will be credited with 45 Hours of
               Service for each week worked.

     [ ] (3) Semi-monthly method. Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.

[ ]  b.   Application of special  rules.  The  alternative  method elected in a.
          applies for purposes of: [Check (1) and/or (2).]

     [ ]  (1)  Eligibility. [Check this (1) only if #41.b. is checked above.]

     [ ]  (2)  Vesting. [Check this (2) only if #43.b. is checked above.]

                       Part 8 - Allocation of Forfeitures

                           (See Article 5 of the BPD)

[ ] Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.  Timing of forfeiture allocations:

            (1)         (2)
          Employer   Employer
           Match    Nonelective

     a.     [ ]         [ ]     In  the  same Plan Year in which the forfeitures
                                occur.

     b.     [X]         [X]     In  the  Plan  Year  following  the Plan Year in
                                which the forfeitures occur.

48. Method of allocating forfeitures: (See the operating rules in Section 5.5 of the BPD.)

            (1)         (2)
          Employer   Employer
           Match    Nonelective

     a.     [ ]         [X]     Reallocate  as  additional  Employer Nonelective
                                Contributions  using   the   allocation   method
                                specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro
                                Rata Allocation Method under Part 4C, #21.a. of this Agreement.

     b.     [ ]         [ ]     Reallocate   as   additional  Employer  Matching
                                Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

     c.     [X]         [ ]     Reduce the: [Check one or both.]

                                [X] (a) Employer Matching Contributions
                                [ ] (b) Employer Nonelective Contributions

                                The Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that Plan Year.]

[ ] 49. Payment  of  Plan  expenses.   Forfeitures  are  first  used to pay Plan
     expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[ ] 50. Modification of cash-out rules. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

             Part 9 - Distributions After Termination of Employment

                          (See Section 8.3 of the BPD)

* The elections in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.

51. Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

[X]  a.   the Participant's employment termination date.

[ ]  b.   the end of the Plan Year that  contains the  Participant's  employment termination date.

[ ]  c.   the first  Valuation Date following the  Participant's  termination of employment.

[ ]  d.   the  Participant's  Normal Retirement Age (or Early Retirement Age, if
          applicable) or, if later, the Participant's employment termination date.

[ ]  e.   (Describe distribution event)________________________________________

          [Practitioner Note: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

52. Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

[X]  a.   the Participant's employment termination date.

[ ]  b.   the end of the Plan Year that  contains the  Participant's  employment termination date.

[ ]  c.   the  first  Valuation  Date following the Participant's termination of employment.

[ ]  d.   (Describe distribution event):_______________________________________

          [Practitioner Note: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

[X] 53. Disabled Participant.  A  Disabled  Participant  (as defined in  Section
     22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

[X]  a.   the date the Participant becomes Disabled.

[ ]  b.   the end of the Plan Year in which the Participant becomes Disabled.

[ ]  c.   (Describe distribution event):_______________________________________

          [Practitioner Note: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

[ ] 54. Hardship withdrawals following termination of  employment.  A terminated
     Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ] 55. Special operating rules.

[ ]  a.   Modification of Participant's consent requirement.  A Participant must consent to a distribution from the Plan, even if the Participant's vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD.

          [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

[ ]  b.   Distribution  upon attainment of Normal  Retirement Age (or age 62, if later). A distribution from the Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See
          Section 8.7 of the BPD.

                       Part 10 - In-Service Distributions

                          (See Section 8.5 of the BPD)

* The elections in this Part 10 are subject to the operating rules in Articles 8 and 9 of the BPD.

56. Permitted in-service distribution events: [Elections under the Section 401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in d. below.]

            (1)         (2)        (3)
      Section 401(k) Employer    Employer
        Deferrals      Match   Nonelective

     a.     [ ]         [ ]        [ ]    In-service   distributions   are   not
                                          available.

     b.     [X]         [X]        [X]    After age 59 1/2. [If earlier than age
                                          59 1/2 age is deemed to be  age 59 1/2
                                          for  Section  401(k)  Deferrals if the
                                          selection   is   checked   under  that
                                          column.]

     c.     [ ]         [ ]        [ ]    A  safe  harbor  Hardship described in
                                          Section 8.6(a) of the BPD.  [Note: Not
                                          applicable  to  QNECs,  QMACs and Safe
                                          Harbor Contributions.]

     d.     N/A         [ ]        [ ]    A Hardship described in Section 8.6(b)
                                          of the BPD.

     e.     N/A         [ ]        [ ]    After the Participant has participated
                                          in the Plan for at least years _______
                                          (cannot be less than 5 years).

     f.     N/A         [ ]        [ ]    At   any  time  with  respect  to  the
                                          portion  of the vested Account Balance
                                          derived from contributions accumulated
                                          in the Plan for at least 2 years.

     g.     [X]         [X]        [X]    Upon a  Participant  becoming Disabled
                                          (as defined in Section 22.53).

     h.     [X]         [X]        [X]    Attainment  of  Normal Retirement Age.
                                          [If  earlier  than  age 59 1/2, age is
                                          deemed to be 59 1/2 for Section 401(k)
                                          Deferrals if  the selection is checked
                                          under that column.]

     i.     N/A         [ ]        [ ]    Attainment of Early Retirement Age.

57.  Limitations that apply to in-service distributions:

[X]  a.   Available  only if the Account  which is subject to withdrawal is 100%
          vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

[X]  b.   No more than 1 in-service distribution(s) in a Plan Year.

[ ]  c.   The minimum amount of any in-service  distribution will be $_____ (may not exceed $1,000).

[ ]  d.   (Describe limitations on in-service distributions)

     [Practitioner Note: Any limitations described in d. will apply uniformly to all Participants under the Plan.]

                         Part 11 - Distribution Options

                          (See Section 8.1 of the BPD)

58.  Optional forms of payment available upon termination of employment:

[X]  a.   Lump sum distribution of entire vested Account Balance.

[ ]  b.   Single sum distribution of a portion of vested Account Balance.

[ ]  c.   Installments for a specified term.

[ ]  d.   Installments for required minimum distributions only.

[ ]  e.   Annuity payments (see Section 8.1 of the BPD).

[ ]  f.   (Describe optional forms or limitations on available forms)__________

     [Practitioner Note: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. - f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

59. Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See Article 9 of the BPD.)

[X]  a.   Do not apply. [Note: The QJSA and QPSA provisions  automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

[ ]  b.   Apply,  with the following  modifications:  [Check this b. to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]

     [ ]  (1)  No modifications.

     [ ] (2) Modified QJSA benefit. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

          [ ]  (a) 100%.
          [ ]  (b) 75%.
          [ ]  (c) 66 2/3%.

     [ ] (3) Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant's vested Account Balance.

[ ]  c.   One-year  marriage  rule.  The one-year  marriage rule under  Sections
          8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant's death.

                       Part 12 - Administrative Elections

* Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.  Are Participant loans permitted? (See Article 14 of the BPD.)

[ ]  a.   No

[X]  b.   Yes

     [ ]  (1)  Use the default loan procedures under Article 14 of the BPD.

     [X] (2) Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.

61. Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

[ ]  a.   No

[X]  b.   Yes

     [X]  (1)  Specify Accounts: All accounts under the Plan

     [X]  (2)  Check this selection if the Plan is intended to comply with ERISA
               Section 404(c). (See Section 13.5(c)(2) of the BPD.)

62.  Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

[ ]  a.   No

[X]  b.   Yes.  Specify  Accounts and/or investment options:  All accounts under the Plan

63.  Is any portion of the Plan valued  periodically  (other than  daily)?  (See
     Section 13.2(a) of the BPD.)

[X]  a.   No

[ ]  b.   Yes

     [ ]  (1)  Specify Accounts and/or investment options:_____

     [ ]  (2)  Specify valuation date(s):_____

     [ ] (3) The following special allocation rules apply: [If this (3) is not checked, the Balance Forward Method under Section 13.4(a) of the BPD applies.]

          [ ]  (a)  Weighted average method.  (See Section  13.4(a)(2)(i) of the
                    BPD.)

          [ ] (b) Adjusted percentage method, taking into account _____% of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)

          [ ]  (c)  (Describe allocation rules)________________________________

          [Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of
          Section 1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]

64.  Does the Plan accept Rollover Contributions? (See Section 3.2 of the BPD.)

     [ ] a. No      [X] b. Yes

65.  Are life insurance investments permitted? (See Article 15 of the BPD.)

     [X] a. No      [ ] b. Yes

66.  Do the default QDRO procedures under Section 11.5 of the BPD apply?

     [ ] a. No      [X] b. Yes

67.  Do the default claims procedures under Section 11.6 of the BPD apply?

     [ ] a. No      [X] b. Yes

                       Part 13 - Miscellaneous Elections

* The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

[X] 68. Determination of Highly Compensated Employees.

[X]  a.   The Top-Paid Group Test applies. [If this selection a. is not checked, the Top-Paid Group Test will not apply. See Section 22.99(b)(4) of the BPD.]

[ ]  b.   The Calendar Year  Election  applies.  [This  selection b. may only be chosen if the Plan Year is not the calendar year. See Section 22.99(b)(5) of the BPD.]

[ ] 69. Special  elections  for applying  the  Annual Additions Limitation under
     Code Section 415.

[ ]  a.   The  Limitation  Year  is  the  12-month  period ending ____. [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

[ ]  b.   Total  Compensation  includes  imputed  compensation  for a terminated
          Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

[ ]  c.   Operating rules.  Instead of the default provisions under Article 7 of the BPD, the following rules apply:___________________________

[ ] 70. Election to use Old-Law Required  Beginning  Date. The Old-Law  Required
     Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

[ ] 71. Service  credited  with  Predecessor  Employers: (See Section 6.7 of the
     BPD.)

[ ]  a.   (Identify Predecessor Employers)___________________

[ ]  b.   Service is credited with these Predecessor Employers for the following purposes:

     [ ] (1) The eligibility service requirements elected in Part 1 of this Agreement.

     [ ]  (2)  The vesting schedule(s) elected in Part 6 of this Agreement.

     [ ]  (3)  The allocation requirements elected in Part 4 of this Agreement.

[ ]  c.   The following service will not be recognized:________________________

          [Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1),
          (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

[X] 72. Special rules where Employer maintains more than one plan.

[X]  a.   Top-heavy minimum  contribution - Employer maintains this Plan and one or more Defined Contribution Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

     [ ]  (1)  This Plan.

     [X]  (2)  The  following  Defined   Contribution  Plan  maintained  by  the
               Employer: The Peoples Bank & Trust Company Money Purchase Pension
               Plan

     [ ]  (3)  Describe method for providing the top-heavy minimum contribution:
               ___________________________________________

[X]  b.   Top-heavy  minimum  benefit - Employer  maintains this Plan and one or more Defined Benefit Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

     [ ] (1) This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

     [X]  (2)  The following  Defined  Benefit Plan  maintained by the Employer:
               The Peoples Bank & Trust Company Pension Plan

     [ ]  (3)  Describe method for providing the top-heavy minimum contribution:
               ___________________________________________

[ ]  c.   Limitation on Annual Additions.  This c. should be checked only if the
          Employer maintains another Defined Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:_________________

[ ] 73. Special definition of Disabled. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under
     Section 22.53 of the BPD:_________________________________________________

     [Note: Any definition included under this #73 must satisfy the requirements of Section 1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

[X] 74. Fail-Safe Coverage Provision. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

[ ]  a.   The Fail-Safe Coverage  Provision  described in Section 2.7 of the BPD applies without modification.

[X]  b.   The Fail-Safe Coverage Provisions  described in Section 2.7 of the BPD applies with the following modifications:

     [ ]  (1)  The special rule for Top-Heavy  Plans under Section 2.7(a) of the
               BPD does not apply.

     [X]  (2)  The   Fail-Safe   Coverage   Provision   is  based  on   Included
               Compensation as described under Section 2.7(d) of the BPD.

[ ] 75. Election not to participate (see Section 1.10 of the BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code Section 410(b).]

[ ] 76. Protected Benefits. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

                                 Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD # and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.      Name and title of
    authorized representative(s):        Signature(s):             Date:
    -----------------------------   ----------------------     -------------
         E. Robinson McGraw         /s/ E. Robinson McGraw     April 7, 2003
        President and Chief
         Executive Officer

78.  Effective Date of this Agreement:

[ ]  a.   New Plan.  Check this selection if this is a new Plan.  Effective Date of the Plan is:_____________________________

[X]  b.   Restated  Plan.  Check this  selection if this is a restatement  of an existing plan. Effective Date of the restatement is: January 1, 1997

          (1) Designate the plan(s) being amended by this restatement: The Peoples Bank & Trust Company 401(k) Plan

          (2)  Designate the original  Effective  Date of this Plan  (optional):
               January 1, 1997

[ ]  c.   Amendment  by page  substitution.  Check this  selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

          (1)  Identify the page(s) being replaced:____________________________

          (2)  Effective Date(s) of such changes:______________________________

[X]  d.   Substitution  of sponsor.  Check this  selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

          (1)  Effective Date of the amendment is:_____________________________

[X] 79. Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80. Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

     a.   Name of Prototype Sponsor (or authorized representative):
          SouthEastern Employee Benefit Services, Inc.

     b.   Address of Prototype Sponsor (or authorized representative):
          723 Coliseum Drive, Suite 200 Winston Salem, NC 27106

     c.   Telephone number of Prototype Sponsor (or authorized representative):
          336-723-0509

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under Section 401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

                              Trustee Declaration

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD # and this Agreement.

81.      Name(s) of Trustee(s):        Signature(s) of Trustee(s):     Date:
    --------------------------------  ---------------------------- -------------
    The Peoples Bank & Trust Company /s/ Catherine B. Fitzpatrick  April 7, 2003

82.  Effective date of this Trustee Declaration: January 1, 2003

83.  The Trustee's investment powers are:

[ ]  a.   Discretionary  Trustee.  The  Trustee  has  discretion  to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

[X]  b.   Directed  Trustee  only.  The  Trustee  may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

[ ]  c.   Separate  trust  agreement.   The  Trustee's   investment  powers  are
          determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

                          Co-Sponsor Adoption Page #1

[X] Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related
     Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.  Name of Co-Sponsor: The Peoples Holding Company

85.  Employer Identification Number (EIN) of the Co-Sponsor: 64-0676974

     By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD # and the provisions elected in this Agreement.

86.        Name and title of
     authorized representative(s):        Signature(s):           Date:
     -----------------------------   ----------------------   -------------
         E. Robinson McGraw          /s/ E. Robinson McGraw   April 7, 2003
         President and Chief
           Executive Officer

87.  Effective date of this Co-Sponsor Adoption Page: January 1, 2003

[ ]  a.   Check  here if  this  is the  initial  adoption  of a new  Plan by the
          Co-Sponsor.

[ ]  b.   Check here if this is an amendment or  restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

          (1)  Designate the plan(s) being amended by this restatement:________

          (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):______________________________

[ ] 88. Allocation of contributions.  If this #88 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 89. Describe any special Effective Dates:__________________________________

                      Appendix A - Special Effective Dates

A-1  [X] Eligibility conditions.  The eligibility conditions specified in Part 1 of this Agreement are effective: January 1, 2003

A-2  [ ] Entry  Date.  The Entry  Date  provisions  specified  in Part 2 of this
         Agreement are effective:______________________________________________

A-3  [X] Section  401(k)  Deferrals.  The  provisions  regarding  Section 401(k)
         Deferrals  selected   under Part 4A  of  this  Agreement are effective:
         January 1, 2003

A-4  [X] Matching  contribution  formula.   The Employer  Matching  Contribution
         formula(s)  selected  under  Part  4B  of this Agreement are effective:
         January 1, 2002

A-5 [ ] Employer contribution formula. The Employer Nonelective Contribution formula(s) selected under Part 4C of this Agreement are effective:____

A-6  [ ] Allocation conditions for receiving an Employer Matching  Contribution.
         The   allocation  conditions  designated  under  Part  4B, #19 of  this
         Agreement are effective:______________________________________________

A-7  [ ] Allocation   conditions   for   receiving   an   Employer   Nonelective
         Contribution. The allocation conditions designated under Part 4C, #24 of this Agreement are effective:______________________________________

A-8 [ ] Safe Harbor 401(k) Plan provisions. The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement are effective:_____________

A-9 [X] Vesting rules. The vesting schedules selected under Part 6 of this Agreement are effective: January 1, 2002

A-10 [ ] Service crediting rules for eligibility. The service crediting rules for determining a Year of Service for eligibility purposes under
         Section 1.4 of the BPD and Part 7 of this Agreement are effective:____

A-11 [ ] Service crediting rules for vesting. The service crediting rules for determining a Year of Service for vesting purposes under Section 4.5 of the BPD and Part 7 of this Agreement are effective:___________________

A-12 [ ] Forfeiture provisions. The forfeiture provisions selected under Part 8 of this Agreement are effective:______________________________________

A-13 [X] Distribution provisions. The distribution options selected under Part 9 of the Agreement are effective for distributions occurring after:
         January 1, 2003

A-14 [X] In-service distribution provisions. The in-service distribution options selected under Part 10 of the Agreement are effective for distributions occurring after: January 1, 2003

A-15 [ ] Forms of distribution. The optional forms of distribution selected under Part 11 of this Agreement are eligible for distributions occurring after:______________________________________________________

A-16 [ ] Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of
         Section 22.59 apply, except as otherwise provided under this A-16:____

A-17 [X] Other special effective dates: New Compensation Definition as discussed in Part 3 is effective January 1, 2003

                    Appendix B - GUST Operational Compliance

[X] Check this selection and complete the remainder of this page if this Plan is being adopted to comply retroactively with the GUST Legislation. An Employer need only check those provisions that apply. If this Plan is not being adopted to comply with the GUST Legislation, this Appendix B need not be completed and may be removed from the Agreement.

[ ]  B-1. Highly Compensated Employee rules. (See Section 20.2 of the BPD.)

     [ ]  a.   Top-Paid Group Test. The election under Part 13, #68.a.  above to use (or to not use) the Top-Paid Group Test did not apply for the following post-1996 Plan Year(s):_______________________________

     [ ]  b.   Calendar Year Election.  The election under Part 13, #68.b. above to use (or to not use) the Calendar Year Election did not apply for the following post-1996 Plan Year(s):_______________________

     [ ]  c.   The Old-Law Calendar Year Election applied for the Plan Year that began in 1997.

[X]  B-2. Required minimum distributions. (See Section 10.4 of the BPD.)

     [X]  a.   Option to postpone  minimum  distributions.  For calendar year(s)
               1997,  1998,  1999,  2000,  2001  & 2002  ,  the  Plan  permitted
               Participants (other than Five-Percent Owners) who were still employed with the Employer to postpone minimum distributions in accordance with the Required Beginning Date rules under Section
               10.3(a)(1) of the BPD, even though the Plan had not been amended to contain such rules.

     [X]  b.   Election  to stop  required  minimum  distributions.  Starting in calendar  year 1997 , a  Participant  (other than a  Five-Percent
               Owner) who had already started receiving in-service minimum distributions under the Old-Law Required Beginning Date rules may stop receiving such minimum distributions until the Participant's
               Required Beginning Date under Section 10.3(a)(1) of the BPD. [If this b. is not checked, Participants who began receiving minimum distributions under the Old-Law Required Beginning Date rules must continue to receive such minimum distributions.]

     [ ]  c.   Application of Joint and Survivor Annuity rules. If Employees are permitted to stop their required minimum  distributions  under b.
               above and the Joint and Survivor Annuity requirements apply to the Plan under Article 9 of the BPD, the Participant:

               [ ]  (1)  will             [ ] (2) will not

               be treated as having a new Distribution Commencement Date when distributions recommence. [Note: Do not check this c. if the Plan is not subject to the Joint and Survivor Annuity requirements. See Section 10.4(c) of the BPD for operating rules concerning the application of the Joint and Survivor Annuity rules under this subsection c.]

     [ ]  d.   Application of Proposed Regulations for the 2001 Plan Year. [This
               d. should be checked only if required minimum distributions made for calendar years beginning on or after January 1, 2001 will be made in accordance with the proposed regulations under Code
               Section 401(a)(9),  which were issued in January 2001. If this d.
               is checked, required minimum distributions made for calendar years beginning on or after January 1, 2001 may be made in accordance with the proposed regulations, notwithstanding any provision in the Plan to the contrary. An election under this d.
               applies until the end of the last calendar year beginning before the effective date of final regulations under Code Section
               401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. If this d. is not checked, required minimum distributions will continue to be made in accordance with the provisions of Code Section 401(a)(9), without regard to the proposed regulations.]

               [ ]  (1)  Effective  date.  The  election  under d. to apply  the proposed regulations under Code Section 401(a)(9) applies only for required minimum distributions that are made on or after ______. [In no event may the proposed regulations apply to a required minimum distribution that is made for a calendar year that begins before January 1, 2001.]

[X]  B-3. Special effective dates.

     [X]  a.   Involuntary  distribution  threshold of $5,000 is first effective under this Plan for distributions made after January 1, 1998 (no earlier than the first day of the first Plan Year beginning on or after August 5, 1997 and no later than the date the Plan is adopted). [If this a. is not checked, the $5,000 threshold applies to all distributions made on or after the first day of the first Plan Year beginning on or after August 5, 1997, except as provided in an earlier restatement or amendment of the Plan.
               See Section 20.4 of the BPD.]

     [X]  b.   Family  aggregation is repealed for purposes of  determining  the allocation  of Employer  Contributions  for Plan Years  beginning
               January 1, 1997 (no earlier than the first Plan Year beginning on or after January 1, 1997 and no later than the date the Plan is adopted). [If this b. is not checked, family aggregation is repealed as of the first Plan Year beginning on or after January
               1, 1997. See Section 20.5 of the BPD.]

     [ ]  c.   Qualified  transportation  fringes.  The  inclusion  of qualified transportation  fringes in the  definition of Total  Compensation
               (and Included  Compensation) is applicable for years beginning on or after (no  earlier  than  January  1,  1998 and no later  than
               January 1, 2001).  [If this c. is not checked,  the  inclusion of qualified transportation fringes is effective for years beginning on or after  January 1, 2001.  An earlier  date should be entered under this c. only if the Plan was operated to include  qualified
               transportation   fringes  in  Total  Compensation  (and  Included
               Compensation) during such period.]

[ ]  B-4. Code Section 415 limitation.  Complete this B-4 if for any  Limitation
          Year in which the Code Section 415(e) limitation was applicable  under
          Section  7.5  of  the   BPD,  the  Code   Section  415(e)  limitations
          were   applied   in   a   manner   other  than   that   described   in

          Section 7.5(b) of the BPD. Any alternative method described in this B-4 that is used to comply with the Code Section 415(e) limitation must be consistent with Plan operation.

[ ]  B-5. Special 401(k) Plan elections. (See Article 17 of the BPD)

     [ ]  a.   ADP/ACP  testing methods during GUST remedial  amendment  period.
               Check this a. if, in any Plan Year beginning after December 31, 1996, but before the adoption of this Agreement, the ADP Test or ACP Test was performed using a different testing method than the one selected under Part 4F, #31.a. or Part 4F, #31.b. and specify the Plan Year(s) in which the other testing method was used:

               [ ]  (1)  ADP Test:________________________

               [ ]  (2)  ACP Test:________________________

     [ ]  b.   Application of Safe Harbor 401(k) Plan provisions.  Check this b.
               if,  prior  to the  adoption  of this  Agreement,  the  Plan  was
               operated  in   accordance   with  the  Safe  Harbor  401(k)  Plan
               provisions, and this Agreement is conforming the document to such operational compliance for the period prior to the adoption of this Agreement. [Note: This b. should be checked only if this Agreement is executed within the remedial amendment period applicable to the GUST Legislation. See Article 20 of the BPD.]

               [ ]  (1)  GUST  effective  date.  The  Safe  Harbor  401(k)  Plan provisions under Part 4E are effective for the Plan Year beginning _____(may not be earlier than the first Plan Year beginning on or after January 1, 1999).

               [ ]  (2)  Modifications to Part 4E. Describe here, if applicable, any Safe Harbor 401(k) Plan provisions applied in operation that are not described or are inconsistent with the selections under Part 4E:____________

               [Note: The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement will apply for all Plan Years beginning on or after January 1, 1999 or the GUST effective date designated under
               (1) above unless specifically modified under this (2).]

                  THE PEOPLES BANK & TRUST COMPANY 401(k) PLAN

                        APPENDIX C - ERISA SECTION 404(c)
                    ADMINISTRATIVE AND INVESTMENT PROCEDURES


     THESE ADMINISTRATIVE PROCEDURES (the "Procedures") are adopted by the Plan Administrator of The Peoples Bank & Trust Company 401(k) Plan in accordance with
Section 13.5(c) of Basic Plan Document #01, December 2001 and related Nonstandardized Adoption Agreement (the "Plan") and are intended to amplify the terms and conditions of the Plan that are applicable to the investment of participant-directed accounts (referred to herein as "Directed Investment Accounts"). These Procedures shall be effective as of January 1, 2003.

1. Purpose. These Procedures are intended to form a part of the Plan and are intended to comply with the provisions of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and should be interpreted and construed in a manner consistent with the regulations promulgated thereunder.

2. Duties and Powers of the Plan Investment Committee. Subject to the limitations of Paragraph 6 hereof, the Plan Investment Committee (the "Committee") shall designate one or more open or closed-end mutual funds, common or collective trust funds, group or master trusts, deposit funds, insurance contracts or guaranteed insurance contracts ("GICs"), separate investment accounts or other collective or pooled arrangements for the investment of Directed Investment Accounts hereunder. The Committee shall review the performance of such funds or arrangements, from time to time, and shall have the power and authority to modify the designation of such funds or arrangements, in its sole discretion.

3. Designation of ERISA 404(c) Fiduciary. The Plan Administrator shall be the fiduciary required to be identified within the meaning of ERISA Section 404(c) and the regulations promulgated thereunder (the "Investment
     Administrator"), to act as the person who, among other things, is responsible for the execution of investment instructions in accordance with Paragraph 6 hereof.

4. Form of Instructions. Investment instructions may be communicated to the Investment Administrator orally, in writing, or by such other means as may be acceptable to the Investment Administrator, including, without limitation, instructions transmitted through voice response or similar systems or instructions transmitted through electronic media or technology, such as internet and intranet systems. The Investment Administrator shall generally oversee the proper execution of such instructions, but may appoint one or more agents for the purpose of transmitting, receiving, and executing such instructions.

5. Information. The Investment Administrator shall furnish (or cause to be furnished) to each Participant the following information: (a) a disclosure that the Plan is intended to comply with ERISA Section 404(c); (b) a description of the investment options available under the Plan; (c) a description of the procedures applicable to investment instructions; (d) a summary of any fees or charges applicable to purchases or sales of investment options; and (e) the name, address and telephone number of the Investment Administrator. If a prospectus is available with respect to an investment option hereunder, the Investment Administrator shall take action reasonably intended to ensure that each Participant has access to a copy of such prospectus not later than the time of his or her initial investment in such option.

     Information may be delivered in accordance with this Paragraph 5 in writing or by other means acceptable to the Investment Administrator, including, without limitation, voice response or similar systems or other forms of electronic media or technology, such as via a website or other internet and intranet systems. Information shall be deemed furnished by the Investment Administrator if furnished or made available by an agent appointed by the Plan Administrator or the Investment Administrator.

6. Investment of Directed Investment Accounts. The Investment Administrator (or an agent appointed for such purposes) shall cause the Trustee to invest amounts allocated to each Participant's Directed Investment Account in accordance with the instructions of such Participant. Such accounts may be invested in the following:

     a. An equity fund, which fund shall consist primarily of shares common or preferred stock issued by companies other than the Employer or an affiliate of the Employer;

     b.   A money  market  fund,  which fund  shall  consist  primarily  of high quality  money  market  instruments  such  as,  but  not  limited  to, interest-bearing securities issued by companies other than the Employer or its affiliates, commercial paper, interest bearing securities issued by the United States government or agencies thereof with varying maturity dates, certificates of deposit and time deposits, banker's acceptances, investment contracts and repurchase agreements;

     c. A company stock fund, which fund shall consist primarily or solely of $5.00 par value voting common stock issued by The Peoples Holding Company; and

     d.   At least one other investment option designated by the Committee. .

     Investment directions shall be expressed as a whole percentage of the total amount credited to a Participant's accounts. A Participant shall be permitted to change his or her investment instructions with respect to at least three investment alternatives at least as frequently as once each three-month period.

     The Investment Administrator may establish additional uniform procedures concerning the investment of Directed Investment Accounts, which procedures shall include, but shall not be limited to, the times at which investment changes can be made, the circumstances under which investment directions can otherwise be revoked, and the designation of one or more default investments to be used in the event investment instructions are not timely received from any Participant or are ambiguous.

7. Liability for Investment Decisions. Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his or her Directed Investment Account. Neither the Employer, the Trustee, the Investment Administrator, nor the Plan Administrator shall have any duty, responsibility or right to aid or give investment advice concerning the investment of a Directed Investment Account hereunder. To the maximum extent permitted by law, neither the Employer, the Trustee, the Investment Administrator nor the Plan Administrator shall be responsible for any loss which may result from a Participant's exercise of control hereunder.

8. Termination of Employment. If a Directed Investment Account is maintained for a Participant who has terminated his or her employment with the Employer, such Participant shall be entitled to exercise investment authority over such accounts in accordance with the terms of the Plan and these procedures; provided, however, that if the Plan Administrator is unable to locate such Participant after exercising reasonable efforts, the Plan Administrator shall have full discretion over the investment of such Participant's accounts. Such discretion shall include the right invest the accounts in accordance with the last investment instructions of the Participant or to invest the accounts in any other investment then available under the Plan. The Plan Administrator shall exercise the power afforded under this Paragraph 8 in a manner intended to preserve the principal of any such account. To the extent the exercise of such power results in a diminution of income or earnings, neither the Plan Administrator, the Employer, nor the Trustee shall have any liability for such diminution.

9. Fees and Expenses. One or more of the investment options designated by the Committee may require Participants to bear all or a portion of the management or other fees charged thereunder and transaction costs may be assessed with respect to any such investment. The Committee shall not be required to ensure that all such fees and costs are uniform as among investment options. Further, the Committee shall not be prohibited from deducting from each Participant's Direct Investment Account such additional fees and expenses as may be directly attributable to the Participant's exercise of investment discretion with respect to such account. The provisions of this Paragraph 9 shall be in addition to any provision in the Plan concerning the treatment of fees and expenses.

     THESE PROCEDURES shall be executed in multiple counterparts, each of which shall be deemed an original as of the dates set forth below, but to first be effective as provided above.

                                         PLAN ADMINISTRATOR:


                                     By:  /s/ Hollis Ray Smith
                                        ------------------------
                                           Hollis Ray Smith

                                   Date:  April 10, 2003

                  THE PEOPLES BANK & TRUST COMPANY 401(k) PLAN

                         APPENDIX D - DIVIDEND DEDUCTION


     Whereas, The Peoples Bank & Trust Company (the Bank) maintains The Peoples Bank & Trust Company 401(k) Plan, an employee benefit plan intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code);

     Whereas, effective as of November 19, 2002 (the Effective Date), The Peoples Bank & Trust Company 401(k) Plan was amended to enable The Peoples Holding Company, the parent company of the Bank, to obtain a deduction under Code Section 404(k);

     Whereas, the Bank, is now amending and restating The Peoples Bank & Trust Company 401(k) Plan in the form of a prototype plan sponsored by Southeastern Employee Benefit Plan Services, Inc., Basic Plan Document #001, December 2001, and related Nonstandardized Adoption Agreement, first effective as of January 1, 2003 (the Plan);

     Whereas, the Bank and The Peoples Holding Company desire to continue to obtain a deduction under Code Section 404(k) and therefore now incorporate the provisions of Code Sections 401(a), 404(k), 409, and 4975(e) necessary to establish that a portion of the Plan continues to constitute an employee stock ownership plan within the meaning of Section 4975(e)(7);

     Now, Therefore, as of the Effective Date, the following article shall be added to the Plan to read in its entirety as follows:

                                  ARTICLE XXIII
                               DIVIDEND DEDUCTION

1. Definitions. Unless otherwise defined below, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

     The term Bank means The Peoples Bank & Trust Company, a financial institution with its principal place of business in Tupelo, Mississippi, which is a member of a controlled group of corporations that includes the Bank and other affiliates.

     The term Designated Dividend shall mean a Dividend that the Bank has designated for deduction under Code Section 404(k).

     The term Dividend shall mean a cash distribution paid by The Peoples Holding Company (the Holding Company) with respect to the Qualifying Employer Securities Fund, which is characterized as a dividend under state law.

     The term Dividend Declaration Date shall mean the date on which a Dividend is declared by the Board of Directors of the Holding Company.

     The term Eligible Participant means with respect to each Plan Year commencing on or after the Effective Date, a Participant in the Plan as of the last day of the immediately preceding Plan Year and a Participant who first becomes eligible to participate in the Plan during such Plan Year.

     The term Ex-Dividend Date means the date designated by the American Stock Exchange for the receipt of a Dividend with respect to Qualifying Employer Securities, which date is ordinarily two business days before the Holding Company's dividend record date.

     The term Qualifying Employer Securities shall mean the $5.00 par value voting common stock issued by the Holding Company, which securities are actively traded on the American Stock Exchange.

     The term Qualifying Employer Securities Fund shall mean the unitized investment fund maintained by the Trustee, the assets of which are invested primarily or solely in Qualifying Employer Securities.

     The term Valuation Date shall mean the date on which Qualifying Employer Securities are allocated to the account of each Eligible Participant, which shall be the last day of the Plan Year and such other dates as may be designated, from time to time by the Plan Administrator.

2. Status of Plan. Notwithstanding any provision of the Plan to the contrary, for all periods on or after the Effective Date, amounts allocated to the Qualifying Employer Securities Fund, from time to time, shall be deemed to constitute a stock bonus plan that is designated as an employee stock ownership plan within the meaning of Code Section 4975(e)(7), the assets of which are invested primarily or solely in Qualifying Employer Securities.

3. Special Vesting Rule. Notwithstanding any provision of the Plan to the contrary, Dividends paid on Qualifying Employer Securities allocated to the Qualifying Employer Securities Fund, from time to time, shall be fully vested and nonforfeitable; provided however, that the provisions of this Amendment shall not otherwise modify the vesting schedule applicable to the underlying Qualifying Employer Securities held in such fund.

4. Maintenance of Qualifying Employer Securities Fund. Amounts allocated to the Qualifying Employer Securities Fund shall be invested and reinvested in Qualifying Employer Securities. The acquisition and disposition of such securities shall be made by the Trustee (or its designee) in accordance with the provisions of this amendment and the Plan.

     Qualifying Employer Securities may be acquired from shareholders of the Holding Company or directly from the Holding Company, on the open market or by private purchase, in the discretion of the Plan Administrator or the Trustee; Qualifying Employer Securities may be disposed of in like manner. Neither the Trustee, the Holding Company, the Bank nor the Plan Administrator shall have any responsibility or duty to anticipate market conditions or changes in the value of Qualifying Employer Securities in order to maximize return or minimize loss with respect to any acquisition or disposition of such securities.

5. Deemed Allocation of Shares. Notwithstanding any method used by the Trustee to administer and value the Qualifying Employer Securities Fund, as of each Valuation Date, a Participant invested in such fund shall be deemed to be allocated Qualifying Employer Securities in the number determined by multiplying (a) the number of shares (including fractional shares) of Qualifying Employer Securities held by the fund as of such date, by (b) a fraction, the numerator of which is the value of the Participant's interest in such fund as of the affected Valuation Date and the denominator of which is the total value of such fund as of such date.

6. Designation of Dividends. The Holding Company shall notify the Plan Administrator whether any Dividend payable with respect to Qualifying Employer Securities shall be treated as a Designated Dividend hereunder. Any such designation shall be made orally, in writing or by such other means as may be acceptable to the Plan Administrator. Any such designation can relate to a specific Dividend Declaration Date or such designation can relate to such Dividend or Dividends as may be declared during a designated period.

7. Dividend Distributions. The Plan Administrator (or its designee) shall cause to be distributed to each Eligible Participant in accordance with this paragraph 7 any Designated Dividend, subject to the following special rules:

     a. Within a reasonable period before the first day of each Plan Year, each Eligible Participant shall be entitled to elect (i) to receive distribution of Designated Dividends payable hereunder in the form of cash (any such Participant referred to herein as an Electing Participant), or (ii) to reinvest the amount of such Dividends in the Qualifying Employer Securities Fund. Any such election shall be made by such means as may be acceptable to the Plan Administrator. Any such election shall be deemed irrevocable as of the last day of the Plan Year that immediately precedes the Plan Year with respect to which the election relates (the Election Date). The Plan Administrator, in its discretion, may permit additional elections after an Election Date, but only to the extent necessary to comply with the provisions of Code
          Section 404(k) or with respect to Eligible Participants who first commence participation in the Plan during the affected Plan Year.

     b. If an Eligible Participant fails to make an election in accordance with subparagraph (a) hereof, he or she shall be deemed to have elected the reinvestment of Designated Dividends in the Qualifying Employer Securities Fund.

     c. Dividends that may constitute Designated Dividends hereunder shall be allocable to each Participant who owns an interest in the Qualifying Employer Securities Fund as of each Ex-Dividend Date in proportion to the number of shares of Qualifying Employer Securities (including fractional shares) allocated to each such Participant as of such date in accordance with the provisions of paragraph 5 hereof.

     d. Designated Dividends shall be (i) directly distributed to each Electing Participant as soon as practicable after each dividend payment date, or (ii) distributed from the Plan at least as frequently as annually, not later than 90 days after the close of the Plan Year in which each dividend payment date occurs, in the discretion of the Plan Administrator.

     e. If Designated Dividends are held in trust pending distribution hereunder, the Plan Administrator may direct the Trustee to invest such amounts in a manner intended to preserve principal.

     f. The Plan Administrator may adopt, from time to time, such additional rules and procedures as may be reasonably necessary to administer the election described in this paragraph 7.

8. Pass-Through of Voting Rights. On and after the Effective Date, Qualifying Employer Securities allocated to the accounts of Participants and Beneficiaries (determined in accordance with paragraph 5 hereof) shall be voted in accordance with the directions of each such Participant or Beneficiary.

     As soon as administratively feasible before each annual or special shareholders meeting of the Holding Company, the Trustee or the Plan Administrator (or a designee thereof) shall furnish to each Participant and Beneficiary a copy of any proxy solicitation material furnished to shareholders of the Holding Company, together with a form requesting confidential instructions on how Qualifying Employer Securities allocated to such Participant's or Beneficiary's Account are to be voted. Upon timely receipt of such instructions, the Trustee, the Plan Administrator or such designee shall vote the securities as instructed. The instructions received from Participants and Beneficiaries shall be held in strict confidence and shall not be divulged or released to any person, including officers or Employees of the Holding Company or the Bank, except to the extent necessary to vote such securities as contemplated hereunder.

     Neither the Bank, the Holding Company, the Trustee nor the Plan Administrator shall make recommendations to Participants on whether to vote or how to vote. Qualifying Employer Securities with respect to which no instructions are received from Participants shall not be voted.

9. Tender Offers. The Plan Administrator or the Trustee (or an unrelated third-party recordkeeper) shall notify each Participant and Beneficiary of a tender or other exchange offer and utilize its best efforts to distribute to Participants and Beneficiaries in a timely manner all information distributed to other shareholders of the Bank in connection with any such offer. Each Participant and Beneficiary shall have the right to instruct the Trustee, the Plan Administrator or the recordkeeper, in writing, as to the manner in which to respond to any tender or exchange offer with respect to Qualifying Employer Securities allocated to his or her accounts in accordance with paragraph 5 hereof. Such instructions shall be held in strict confidence and shall not be divulged or released to any person, including any officer or director of the Bank or the Holding Company, except as may be required to implement the provisions of this paragraph 9.

10. Stock Dividends and Splits. Qualifying Employer Securities received by the Trustee as the result of a stock dividend, stock split, reorganization or other recapitalization of the Bank shall be allocated to each Participant invested in the Qualifying Employer Securities Fund as of the applicable record date. Allocation to each Participant shall be made in the same proportion that the Qualifying Employer Securities were allocated to such Participant as of the applicable record date.

11. Form of Distribution. Prior to the Designation Date, distribution of any amount held in the Qualifying Employer Securities Fund shall be made in the form of Qualifying Employer Securities or cash, at the election of each Participant. After the Designation Date, such distribution shall be made in the form of Qualifying Employer Securities with cash distributed in lieu of a fractional share; provided, however, that if the aggregate value of a Participant's vested account balances is $5,000 or less as of the date of distribution, he or she shall be entitled to elect to receive distribution from such fund in the form of cash. For this purpose, the "Designation Date" shall be the date designated by the Plan Administrator, which shall be not earlier than the date on which the administrator receives a favorable determination letter from the Internal Revenue Service in connection with the adoption of this Appendix D.

     Distribution in the form of Qualifying Employer Securities hereunder may be delayed to the extent necessary to register such shares or otherwise comply with applicable securities laws. Shares may bear such legends as the Holding Company, in its discretion, determines are necessary or appropriate.

12. Construction. To the extent the provisions of this Appendix D conflict with the provisions of the Plan, the provisions of this Appendix D shall govern.

This Appendix D - Dividend Deduction shall be effective as of the date set forth above.

WITNESSES:                          THE PEOPLES BANK & TRUST COMPANY

/s/ Stuart R. Johnson              By: /s/ Hollis Ray Smith

/s/ E. Robinson McGraw            Its: Plan Administrator

                                 Date: April 10, 2003

                                     EGTRRA
                                AMENDMENT TO THE

                 THE PEOPLES BANK AND TRUST COMPANY 401(K) PLAN

EGTRRA - Employer

                                   ARTICLE I
                                   PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

     The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

     Unless the employer elects otherwise in this Article II, the following defaults apply:

     1) The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

     2) Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

     3) The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

     4)   Catch-up contributions will be allowed.

     5) For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2.1  Vesting Schedule for Matching Contributions

     If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

     If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

     Years of vesting service             Nonforfeitable percentage

               2                                      20%
               3                                      40%
               4                                      60%
               5                                      80%
               6                                     100%

     If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

     In lieu of the above vesting schedule, the employer elects the following schedule:

     a. [ ]  3  year  cliff  (a   participant's  accrued  benefit  derived  from
             employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).

     b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

     c. [ ]  Other (must be at least as liberal as a. or the b. above):

     Years of vesting service             Nonforfeitable percentage

           ________                               _________%
           ________                               _________%
           ________                               _________%
           ________                               _________%
           ________                               _________%

     The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

     d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

     a. [ ]  Rollover contributions will not be excluded.

     b. [ ] Rollover contributions will be excluded only with respect to distributions made after ___________. (Enter a date no earlier than December 31, 2001.)

     c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after ___________. (Enter a date. The date may be earlier than December 31, 2001.)

2.3 Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

     [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.

     [ ]  The plan does not permit catch-up contributions to be made.

2.5 For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

     [ ] The increased compensation limit will not apply to years prior to 2002.

                                  ARTICLE III
                       VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in
     Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

                                   ARTICLE IV
                             INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
     Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                   ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                  ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12- month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
             LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

     a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

     b.   100 percent of the participant's  compensation,  within the meaning of
          Section 415(c)(3) of the Code, for the limitation year.

     The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                   ARTICLE X
                        MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2 Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

     a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

     b.   Employees  not   performing   services   during  year  ending  on  the
          determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3 Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                  ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers   from   other   plans.   The   employer,   operationally   and  on  a
nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                          REPEAL OF MULTIPLE USE TEST

Repeal of  Multiple  Use Test.  The  multiple  use test  described  in  Treasury
Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                  ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                          SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                  ARTICLE XVI
                   DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.


This amendment has been executed this 7th day of April, 2003.

Name of Employer: The Peoples Bank & Trust Company

By:      /s/ Hollis Ray Smith
   -------------------------------------
                EMPLOYER

Name of Plan: The Peoples Bank and Trust Company 401(k) Plan